American Century Variable Portfolios, Inc.

PROSPECTUS SUPPLEMENT

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VP VALUE FUND

Supplement dated September 2, 2008 * Prospectus dated May 1, 2008

THE FOLLOWING REPLACES THE FUND MANAGEMENT TEAM SECTION ON PAGE 9 OF THE
PROSPECTUS.

THE FUND MANAGEMENT TEAM

The advisor uses teams of portfolio managers and analysts to manage funds. The teams meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for a fund as they see fit, guided by the fund's investment objectives and strategy.

The portfolio managers on the investment team who are jointly and primarily responsible for the day-to-day management of the fund are identified below:

PHILLIP N. DAVIDSON

Mr. Davidson, Chief Investment Officer Value Equity, Senior Vice President and
Senior Portfolio Manager, has been a member of the team that manages the fund since its inception. Prior to joining American Century Investments in 1993 as a portfolio manager, he spent 11 years at Boatmen's Trust Company in St. Louis and served as vice president and portfolio manager responsible for institutional value equity clients. He has a bachelor's degree in finance and an MBA from
Illinois State University. He is a CFA charterholder.

MICHAEL LISS

Mr. Liss, Vice President and Portfolio Manager, has been a member of the team that manages the fund since joining American Century Investments in 1998. He became a senior investment analyst in 2003 and then became a portfolio manager in 2004. He has a bachelor's degree in accounting and finance from Albright
College and an MBA in finance from Indiana University. He is a CFA charterholder.

KEVIN TONEY

Mr. Toney, Vice President and Portfolio Manager, has been a member of the team that manages the fund since 2003. He joined American Century Investments in 1999 as an investment analyst and became a portfolio manager in 2006. He has a bachelor's degree from the University of Virginia and an MBA from The Wharton
School at the University of Pennsylvania. He is a CFA charterholder.

The statement of additional information provides additional information about the accounts managed by the portfolio managers, the structure of their compensation, and their ownership of fund securities.

American Century Investment Services, Inc., Distributor

©2008 American Century Proprietary Holdings, Inc. All rights reserved.

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